EXHIBIT 4.1



                        IMMUCELL CORPORATION

                                 and

                 AMERICAN STOCK TRANSFER & TRUST CO.

                            Rights Agent

                          RIGHTS AGREEMENT

                    Dated as of September 5, 1995

                         Table of Contents

                                                               Page


  Section 1.  Certain Definitions. . . . . . . . . . . . . . . .  1

  Section 2.  Appointment of Rights Agent. . . . . . . . . . . .  8

  Section 3.  Issue of Right Certificates. . . . . . . . . . . .  9

  Section 4.  Form of Right Certificates.. . . . . . . . . . . . 12

  Section 5.  Countersignature and Registration. . . . . . . . . 12

  Section 6.  Transfer, Split Up, Combination and Exchange of
              Right Certificates; Mutilated, Destroyed, Lost or
              Stolen Right Certificates. . . . . . . . . . . . . 14

  Section 7.  Exercise of Rights; Purchase Price; Expiration
              Date of Rights.. . . . . . . . . . . . . . . . . . 15

  Section 8.  Cancellation and Destruction of Right
              Certificates.. . . . . . . . . . . . . . . . . . . 18

  Section 9.  Company Covenants Concerning Shares and Rights.. . 18

  Section 10. Common Stock Record Date.. . . . . . . . . . . . . 23

  Section 11. Adjustment of Purchase Price, Number of Shares
              or Number of Rights. . . . . . . . . . . . . . . . 24

  Section 12. Certificate of Adjusted Purchase Price or Number
              of Shares. . . . . . . . . . . . . . . . . . . . . 40

  Section 13. Consolidation, Merger or Sale or Transfer of
              Assets or Earnings Power.. . . . . . . . . . . . . 41

  Section 14. Fractional Rights and Fractional Shares. . . . . . 46

  Section 15. Rights of Actions. . . . . . . . . . . . . . . . . 48

  Section 16. Agreement of Right Holders.. . . . . . . . . . . . 49

  Section 17. Right Certificate Holder Not Deemed a
              Stockholder. . . . . . . . . . . . . . . . . . . . 50

  Section 18. Concerning the Rights Agent. . . . . . . . . . . . 51

  Section 19. Merger or Consolidation or Change of Name of
              Rights Agent.. . . . . . . . . . . . . . . . . . . 52

  Section 20. Duties of Rights Agent.. . . . . . . . . . . . . . 53

  Section 21. Change of Rights Agent.. . . . . . . . . . . . . . 58

  Section 22. Issuance of New Right Certificates.. . . . . . . . 59

  Section 23. Redemption.. . . . . . . . . . . . . . . . . . . . 60

  Section 24. Exchange.. . . . . . . . . . . . . . . . . . . . . 62

  Section 25. Notice of Certain Events.. . . . . . . . . . . . . 65

  Section 26. Notices. . . . . . . . . . . . . . . . . . . . . . 67

  Section 27. Supplements and Amendments.. . . . . . . . . . . . 68

  Section 28. Successors.. . . . . . . . . . . . . . . . . . . . 70

  Section 29. Benefits of this Agreement.. . . . . . . . . . . . 70

  Section 30. Severability.. . . . . . . . . . . . . . . . . . . 71

  Section 31. Governing Law. . . . . . . . . . . . . . . . . . . 71

  Section 32. Counterparts.. . . . . . . . . . . . . . . . . . . 71

  Section 33. Descriptive Headings.. . . . . . . . . . . . . . . 71


  Exhibit A - Form of Right Certificate

  Exhibit B - Summary of Rights to Purchase Common Stock

  RIGHTS AGREEMENT

       Agreement, dated as of September 5, 1995, between ImmuCell
  Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Co., a New York corporation (the "Rights
  Agent").

       The Board of Directors of the Company (the "Board") has authorized and declared a dividend of one share purchase right (a "Right") for each share of Common Stock (as hereinafter defined) of the Company outstanding on September 19, 1995 (the "Record Date"), each Right representing the right to purchase one share of Common Stock (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one Right with respect to each share of Common Stock that shall become outstanding between the Record Date and the earlier of the Distribution Date, the Redemption Date and the Final Expiration Date (as such terms are hereinafter defined).

       Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

       Section 1.  Certain Definitions.  For purposes of this
  Agreement, the following terms have the meanings indicated:

       (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates and Associates (as such terms are hereinafter defined) of such Person, without the prior approval of a majority of the "Continuing Directors" (as such term is hereinafter defined), shall be the Beneficial Owner (as such term is hereinafter defined) of 15% or more of the Common Stock of the Company then outstanding, but shall not include the Company or any Related Person (as such term is hereinafter defined). Notwithstanding the foregoing, no Person shall become an "Acquiring Person" as the result of an acquisition of Common Stock by the Company which, by reducing the number of shares outstanding, increases the proportionate number of shares beneficially owned by such Person to 15% or more of the Common Stock of the Company then outstanding; provided, however, that if a Person shall become the Beneficial Owner of 15% or more of the Common Stock of the Company then outstanding by reason of share purchases by the Company and shall, after such share purchases by the Company, become the Beneficial Owner of any additional Common Stock of the Company, then such Person shall be deemed to be an "Acquiring Person". Notwithstanding the foregoing, if the Board of Directors of the Company determines in good faith that a Person who would otherwise be an "Acquiring Person", as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of shares of Common Stock so that such Person would no longer be an "Acquiring Person," as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an "Acquiring Person" for any purposes of this Agreement.

       (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations as in effect on the date of this Agreement under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

       (c) A Person shall be deemed the "Beneficial Owner" of and shall be deemed to "beneficially own" any securities:

            (i)  which such Person or any of such Person's
       Affiliates or Associates beneficially owns, directly or indirectly;

            (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote any security of the Company or of any Subsidiary of the Company pursuant to any agreement, arrangement or understanding; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

            (iii) which are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities) for the purpose of acquiring, holding, voting (except to the extent permitted by Section 1(c)(ii)(B)) or disposing of any securities of the Company.

       Notwithstanding anything in this definition of Beneficial Ownership to the contrary, (1) the phrase "then outstanding," when used with reference to a Person's Beneficial Ownership of securities of the Company, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding which such Person would be deemed to own beneficially hereunder and (2) a Person engaged in business as an underwriter of securities shall not be deemed the Beneficial Owner of any securities acquired through such Person's participation in good faith in an underwriting syndicate pursuant to an agreement to which the Company is a party until the expiration of 40 calendar days after the date of such expiration or such later date as the Board may determine in any specific case.

       (d) "Business Day" shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of Maine or the State of New York (or such other state in which the principal office of the Rights Agent is located) are authorized or obligated by law or executive order to close.

       (e) "Close of Business" on any given date shall mean 5:00 p.m., Eastern time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., Eastern time, on the next succeeding Business Day.

       (f) "Common Stock" when used with reference to the Company shall mean the shares of common stock, par value $0.10 per share, of the Company or any of the shares of the capital stock of the Company into which such stock shall be reclassified or changed. "Common Stock" when used with reference to any Person other than the Company shall mean the capital stock (or equity interest) with the greatest voting power of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first-mentioned Person.

       (g) "Continuing Director" shall mean any member of the Board while such person is a member of the Board who (i) is not an Acquiring Person or an Affiliate or Associate of an Acquiring Person and (ii) either was (A) a member of the Board prior to the Stock Acquisition Date (as such term is hereinafter defined) or
  (B) nominated for his or her initial term of office by a majority of the Continuing Directors in office at the time of such nomination.

       (h) "Distribution Date" shall mean the earlier of (i) the tenth day after the Stock Acquisition Date or (ii) the tenth day (or such later date as may be determined by action of the Board prior to such time as any Person becomes an Acquiring Person) after the date of the commencement of, or the first public announcement of the intent of any Person (other than the Company or a Related Person) to commence, a tender or exchange offer (as determined by reference to Rule 14d-2(a) under the Exchange Act) the consummation of which would result in any Person or Persons becoming the Beneficial Owner of Common Stock aggregating 20% or more of the then outstanding shares of Common Stock (including any such date which is after the date of this Agreement and prior to the issuance of the Rights).

       (i)  "Final Expiration Date" shall mean the Close of
  Business on September 19, 2005.

       (j) "Person" shall mean any individual, partnership, limited partnership, joint venture, syndicate, sole proprietorship, company or corporation with or without share capital, unincorporated association, trust, trustee, executor, administrator or other legal personal representative, regulatory body or agency, government or governmental agency, authority or entity however designated or constituted, and shall include any successor (by merger or otherwise) of any of the foregoing.

       (k) "Purchase Price" shall mean initially $70.00 per share of Common Stock and shall be subject to adjustment from time to time as provided in this Agreement.

       (l)  "Redemption Date" shall have the meaning set forth in
  Section 7 hereof.

       (m) "Related Person" shall mean (i) any Subsidiary of the Company, (ii) any employee benefit or stock ownership plan of the Company or any of its Subsidiaries or (iii) any entity holding Common Stock for or pursuant to the terms of any such plan.

       (n) "Stock Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person or an Affiliate or Associate of an Acquiring Person by press release, filing made with the Securities and Exchange Commission or otherwise, that an Acquiring Person has become such.

       (o) "Subsidiary" of any Person (including the Company) shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

       Section 2. Appointment of Rights Agent. The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights Agents as it may deem necessary or desirable. Contemporaneously with such appointment, if any, the Company shall notify the Rights Agent thereof. Any actions which may be taken by the Rights Agent pursuant to the terms of this Agreement may be taken by any such Co-Rights Agent.

       Section 3. Issue of Right Certificates. (a) Until the Distribution Date, (i) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Stock registered in the names of the holders thereof (which certificates for Common Stock shall also be deemed to be Right Certificates) and not by separate Right Certificates, and
  (ii) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Stock in the share transfer books of the Company maintained by the Company or its appointed transfer agent. As soon as practicable after the Distribution Date, the Company will prepare and execute, the Rights Agent at the request of the Company will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail to each record holder of Common Stock as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right

  Certificate, in substantially the form of Exhibit A hereto (a "Right Certificate"), evidencing one Right for each share of Common Stock so held, subject to adjustment as provided herein, together with a notice setting forth the Purchase Price as in effect on the Distribution Date. As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

       (b) On the Record Date, or as soon as practicable thereafter, the Company will send a copy of a Summary of Rights to Purchase Common Stock, in substantially the form of Exhibit B hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of Common Stock as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Company as of such date. With respect to certificates for Common Stock outstanding as of the Record Date, until the Distribution Date the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto. Until the Distribution Date (or the earlier of the Redemption Date or the Final Expiration Date), the surrender for transfer of any certificate for Common Stock outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Stock represented thereby.

       (c) Certificates for Common Stock which become outstanding (including, without limitation, reacquired Common Stock referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date, the Redemption Date or the Final Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

            This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between ImmuCell
            Corporation and  American Stock Transfer &
            Trust Co., dated as of September 5, 1995 (the
            "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of ImmuCell Corporation.
            Under certain circumstances, as set forth in the Rights Agreement, such Rights may be redeemed, may expire, may be amended, may be exchanged, or may be evidenced by separate certificates and will no longer be evidenced by this certificate. ImmuCell Corporation will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor.
            As described in the Rights Agreement, Rights issued to any Person who becomes an Acquiring
            Person or any Associate or Affiliate thereof
            (as defined in the Rights Agreement) and certain subsequent holders of such Rights shall become null and void.

  With respect to such certificates containing the foregoing legend, until the Distribution Date the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Stock represented thereby. In the event that the Company purchases or acquires any shares of Common Stock after the Record Date but prior to the Distribution Date, any Rights associated with such Common Stock shall be deemed cancelled and retired so that the Company shall not be entitled to exercise any rights associated with the shares of Common Stock which are no longer outstanding.

       Section 4. Form of Right Certificates. The Right Certificates (and the forms of election to purchase Common Stock and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or relating to any transaction reporting system on which the Common Stock or the Rights may from time to time be listed or quoted, or to conform to usage. Subject to the provisions of Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the Purchase Price per share, but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

       Section 5. Countersignature and Registration. The Right Certificates shall be executed on behalf of the Company by its President, any of its Vice Presidents, or its Treasurer, either manually or by facsimile signature, shall have affixed thereto the Company's seal or facsimile thereof, and shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Right Certificates shall be manually countersigned by an authorized signatory of the Rights Agent and shall not be valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the Right Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Company with the same force and effect as though the person who signed such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on behalf of the Company by any person who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Company to sign such Right Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.

       Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its office designated for such purpose, books for registration and transfer of the Right Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

       Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates. Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the earlier of the Redemption Date or the Final Expiration Date, any Right Certificate or Right Certificates (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the office of the Rights Agent designated for such purpose. Thereupon the Rights Agent shall countersign and deliver to the person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.

       Upon receipt by the Company and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate (other than Right Certificates representing Rights that have become null and void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof), and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Company's request, reimbursement to the Company and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Company will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

       Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights. (a) Except as otherwise provided herein (including, without limitation, the restrictions on exercisability set forth in Section 23(b) hereof), the registered holder of any Right Certificate may exercise the Rights evidenced thereby in whole or in part at any time after the Distribution Date upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the office of the Rights Agent designated for such purpose, together with payment of the Purchase Price for each share of Common Stock as to which the Rights are exercised, at or prior to the earlier of (i) the Final Expiration Date, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

       (b) The Purchase Price for each share of Common Stock pursuant to the exercise of a Right shall initially be $70.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

       (c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof, in cash, or by certified check, cashier's check or money order payable to the order of the Company, the Rights Agent shall thereupon promptly
  (i) requisition from any transfer agent of the Common Stock certificates for the number of shares of Common Stock to be purchased and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, (ii) when appropriate, requisition from the Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof, (iii) promptly after receipt of such certificates, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder, and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

       (d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Right Certificate or to his duly authorized assigns, subject to the provisions of
  Section 14 hereof.

       (e) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder of Rights upon the occurrence of any purported exercise as set forth in this Section 7 unless the form of election to purchase on the reverse side of the Right Certificate surrendered for such exercise shall have been completed and signed by the registered holder thereof.

       Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Right Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Right Certificates, and in such case shall delivery a certificate of destruction thereof to the Company.

       Section 9. Company Covenants Concerning Shares and Rights. The Company covenants and agrees that, from and after the Distribution Date, it will cause to be reserved and kept available out of its authorized and unissued Common Stock, or any Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof; such number of shares of Common Stock reserved and kept available shall be adjusted from time to time, if and to the extent required, upon the occurrence of any of the events described in Sections 11 or 13 hereof.

       In the event that the number of shares of Common Stock which is authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than upon exercise of the Rights is not sufficient to permit the exercise in full of a Right in accordance with Section 7, the Company shall, within thirty days after the surrender of such Right, and to the extent permitted by applicable law and any material agreements in effect on the date hereof to which the Company is a party: (A) with respect to each Right, upon exercise of such Right, issue shares of Common Stock to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock are not so available, make adequate provision to substitute for the Common Stock in question not received upon exercise of such Right (1) other equity securities of the Company which are deemed in good faith by the Board of Directors to have substantially the same value as shares of Common Stock (such other equity securities are herein called "common stock equivalents"), (2) debt securities of the Company,
  (3) other assets, or (4) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the then current value of the Common Stock issuable upon the exercise of a Right, where such aggregate value has been determined in good faith by the Board of Directors based upon the advice of a nationally recognized independent investment banking firm selected in good faith by the Board of Directors. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty day period set forth above may be extended to the extent necessary, but no more than ninety days after the surrender of the Right, in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty day period, as it may be extended, is herein called the "Substitution Period"). To the extent that the Company determines that some action must be taken pursuant to the first and/or second sentence of this paragraph, the Company
  (x) shall provide, subject to the last sentence of this paragraph, that such action shall apply uniformly to all outstanding Rights, and (y) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this paragraph, the value of a share of Common Stock shall be the current per share market price of the Common Stock on the date that a Right is exercised pursuant to Section 7 and the per share or per unit value of any common stock equivalent shall be deemed to equal the current per share market price of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of the Rights pursuant to this paragraph.

       So long as the shares of Common Stock and/or other securities as provided herein issuable and deliverable upon the exercise of the Rights may be listed on a national securities exchange, the Company covenants and agrees that it will endeavor to cause, from and after such time as the Rights become exercisable, all securities reserved for such issuance to be listed on such exchange upon official notice of issuance.

       The Company further covenants and agrees that it will take all such action as may be necessary to ensure that all of the shares of Common Stock and/or other securities, as the case may be, delivered upon exercise of Rights, at the time of delivery of the certificates for such securities (subject to payment of the Purchase Price), shall be duly and validly authorized and issued and fully paid and nonassessable shares.

       The Company further covenants and agrees that it will, if required by law, use its best efforts to (i) file on an appropriate form, as soon as practicable following the Distribution Date, a registration statement under the Securities Act with respect to the securities purchasable upon exercise of the Rights, (ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the earlier of (A) the date as of which the Rights are no longer exercisable for such securities, and (B) the Final Expiration Date. The Company will also take such action as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights. The Company may temporarily suspend the exercisability of the Rights in order to prepare and file such registration statement and permit it to become effective, and, upon any such suspension, the Company will issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect.

       Notwithstanding anything in this Agreement to the contrary, the Company further covenants and agrees that, after the Distribution Date, it will not, except as permitted by Section 23 or Section 27 hereof, take (or permit any Subsidiary to take) any action if at the time such action is taken it is reasonably foreseeable that such action will diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

       In the event that the Company is obligated to issue other securities of the Company, pay cash and/or distribute other property pursuant to Sections 11, 13 and 14 hereof, the Company further covenants and agrees that it will make all arrangements necessary so that such other securities, cash and/or property are available for distribution by the Rights Agent, if and when appropriate.

       Section 10. Common Stock Record Date. Each person in whose name any certificate for Common Stock is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Common Stock represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that if the date of such surrender and payment is a date upon which the share transfer books of the Company are closed, such person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the share transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Common Stock for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

       Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of shares of Common Stock covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

       (a)(i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in Common Stock, (B) subdivide the outstanding shares of Common Stock, (C) combine the outstanding shares of Common Stock into a smaller number of shares of Common Stock, or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation), except as otherwise provided in this
  Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date upon exercise of a Right, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive, upon payment of the Purchase Price then in effect, the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the share transfer books of the Company were open, he would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. If an event occurs which would require an adjustment under both this Section 11(a)(i) and Section 11(a)(ii) hereof or Section 13 hereof, the adjustment provided for in this Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii) or Section 13 hereof.

            (ii)  Subject to Section 24 and the last sentence of
  Section 23(b) of this Agreement, in the event that any Person, at any time after the date of this Agreement, shall become an Acquiring Person, each holder of a Right, except as provided below, shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of shares of Common Stock for which a Right is then exercisable, in accordance with the terms of this Agreement, such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is then exercisable and dividing that product by (y) 50% of the then current per share market price of the Company's Common Stock (determined pursuant to Section 11(d) hereof) on the date on which any Person shall become an Acquiring Person. In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish the benefits intended to be afforded by the Rights.

       Notwithstanding the foregoing, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement. No Right Certificate shall be issued pursuant to
  Section 3 that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof whose Rights would be void pursuant to the preceding sentence, and no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate whose Rights would be null and void pursuant to the preceding sentence, and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person or any Associate or Affiliate thereof whose Rights would be null and void pursuant to the preceding sentence shall be cancelled.

            (iii) In the event that the number of shares of Common Stock which is authorized by the Company's certificate of incorporation but not outstanding or reserved for issuance for purposes other than a upon exercise of the Rights is not sufficient to permit the exercise in full of the Rights in accordance with Section 11(a)(ii) and the Rights shall become so exercisable, the Company shall, within thirty days after the surrender of such Rights, and to the extent permitted by applicable law and any material agreements in effect on the date hereof to which the Company is a party: (A) determine the value of the Common Stock issuable upon the exercise of each Right (the "Current Value") and (B) with respect to each Right, upon exercise of such Right, issue shares of Common Stock to the extent available for the exercise in full of such Right and, to the extent shares of Common Stock are not so available, make adequate provision to substitute for the Common Stock in question not received upon exercise of such Right (1) cash, (2) other equity securities of the Company (including, without limitation, shares, or units of shares, of preferred stock or preference stock which are deemed in good faith by the Board of Directors to have substantially the same value as shares of Common Stock (such other equity securities are herein called "common stock equivalents")), (3) debt securities of the Company, (4) other assets, or (5) any combination of the foregoing, having a value which, when added to the value of the shares of Common Stock actually issued upon exercise of such Right, shall have an aggregate value equal to the applicable Current Value, where such aggregate value has been determined in good faith by the Board of Directors based upon the advice of a nationally recognized independent investment banking firm selected in good faith by the Board of Directors. If the Board of Directors shall determine in good faith that it is likely that sufficient additional shares of Common Stock could be authorized for issuance upon exercise in full of the Rights, the thirty day period set forth above may be extended to the extent necessary, but no more than ninety days after the event giving rise to the right to exercise the Rights in accordance with Section 11(a)(ii) (the "Section 11(a)(ii) Event"), in order that the Company may seek shareholder approval for the authorization of such additional shares (such thirty day period, as it may be extended, is herein called the "Common Stock Substitution Period"). To the extent that the Company determines that some action must be taken pursuant to the first and/or second sentence of this Section 11(a)(iii), the Company (x) shall provide, subject to Section 11(a)(ii) and the last sentence of this Section 11(a)(iii), that such action shall apply uniformly to all outstanding Rights (except to the extent provided by the second sentence of Section 11(a)(ii) hereof), and (y) may suspend the exercisability of the Rights until the expiration of the Common Stock Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof. In the event of any such suspension, the Company shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended, as well as a public announcement at such time as the suspension is no longer in effect. For purposes of this Section 11(a)(iii), the value of a share of Common Stock shall be the current per share market price of the Common Stock on the date of the Section 11(a)(ii) Event and the per share or per unit value of any common stock equivalent shall be deemed to equal the current per share market price of the Common Stock on such date. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock upon the exercise of the Rights among holders of the Rights pursuant to this Section 11(a)(iii).

       (b) In the event that the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock (or shares having the same rights, privileges and preferences as the Common Stock ("equivalent common stock")) or securities convertible into Common Stock or equivalent common stock at a price per share of Common Stock or equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the then current per share market price of the Common Stock (as defined in Section 11(d) on such record date), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Common Stock outstanding on such record date plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company issuable upon exercise of one Right. In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes. Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record dated had not been fixed.

       (c) In the event that the Company shall fix a record date for the making of a distribution to all holders of the Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) of evidences of indebtedness, cash (other than a regular quarterly or other periodic cash dividend out of the earnings or retained earnings of the Company), assets, stock (other than a dividend payable in Common Stock) or subscription rights, options or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then current per share market price of the Common Stock on such record date, less the fair market value (as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes) of the portion of the cash, assets, stock or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one share of Common Stock, and the denominator of which shall be such current per share market price of the Common Stock; provided, however, that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value of the shares of capital stock of the Company to be issued upon exercise of one Right. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

       (d)(i) For the purpose of any computation hereunder, the "current per share market price" of any security (a "Security" for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security, and prior to the expiration of 30 consecutive Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc. Automated

  Quotation System ("NASDAQ") or such other system then in use, or if on any date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker in the Security selected by the Board. The term "Trading Day" shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

            (ii) For the purpose of any computation hereunder, if the Common Stock is not or so listed or traded, "current per share market price" shall mean the fair value per share as determined in good faith by the Board, whose determination shall be described in a statement filed with the Rights Agent and shall be conclusive for all purposes.

       (e) Except as set forth below, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-thousandth of any share of Common Stock or other share or security as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) three years from the date of the transaction which requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

       (f)  If as a result of an adjustment made pursuant to
  Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Sections 11(a) through
  (c), inclusive, and the provisions of Sections 7, 9, 10, 13 and 14 with respect to the Common Stock shall apply on like terms to any such other shares.

       (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustments provided herein.

       (h) Unless the Company shall have exercised its election as provided in Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Sections 11(b) and
  (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest one ten-thousandth of a share of

  Common Stock) obtained by (i) multiplying (x) the number of shares of Common Stock covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

       (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after such adjustment of the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

       (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of shares of Common Stock which were expressed in the initial Right Certificates issued hereunder.

       (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock issuable upon exercise of the Rights, the Company shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock at such adjusted Purchase Price.

       (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

       (m) Notwithstanding anything in this Section 11 to the contrary, the Board shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that in their good faith judgment the Board shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any Common Stock at less than the current market price, issuance wholly for cash or securities which by their terms are convertible into or exchangeable for Common Stock, dividends on Common Stock payable in Common Stock or issuance of rights, options or warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

       (n) Notwithstanding anything in this Agreement to the contrary, in the event that at any time after the date of this Agreement and prior to the Distribution Date, the Company shall
  (i) declare or pay any dividend on the Common Stock payable in Common Stock or (ii) effect a subdivision, combination or consolidation of the Common Stock by reclassification otherwise than by payment of dividends in shares of Common Stock into a greater or lesser number of shares of Common Stock, then in any such case (i) the number of shares of Common Stock purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of shares of Common Stock so purchasable immediately prior to such event by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately before such event and the denominator of which is the number of shares of Common Stock outstanding immediately after such event, and (ii) each share of Common Stock outstanding immediately after such event shall have issued with respect to it that number of Rights which each share of Common Stock outstanding immediately prior to such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is effected.

       Section 12.  Certificate of Adjusted Purchase Price or

  Number of Shares. Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Stock a copy of such certificate, and (c) mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 26 hereof. The Rights Agent may rely on such certificate and shall not be deemed to have knowledge of any such adjustment unless and until it shall have received such certificate.

       Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earnings Power. (a) In the event that, following the Distribution Date, directly or indirectly, (i) the Company shall consolidate with, or merge with and into, any other Person and the Company shall not be the continuing or surviving corporation of such consolidation or merger, (ii) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Stock shall be changed into or exchanged for stock or other securities of any other Person (or the Company) or cash or any other property, or
  (iii) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer), in one or more transactions, assets or earning power aggregating 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to any Person other than the Company or one or more of its wholly-owned Subsidiaries, then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of shares of Common Stock for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Common Stock, such number of shares of validly authorized and issued, fully paid, nonassessable and freely tradeable Common Stock of the Issuer (as such term is defined in Section 13(b) hereof), free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal, as shall equal the result obtained by (X) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is then exercisable and dividing that product by (Y) 50% of the then current per share market price of the Common Stock (determined pursuant to Section 11(d) hereof) of the Issuer on the date of consummation of such consolidation, merger, sale or transfer;
  (ii) the Issuer of such Common Stock shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement; (iii) the term "Company" shall thereafter be deemed to refer to the Issuer; and (iv) the Issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock to permit the exercise in full of all outstanding Rights which have not become null and void in accordance with Section 11(a)(ii)) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to the Common Stock thereafter deliverable upon the exercise of the Rights. The Company shall not consummate any such consolidation, merger, sale or transfer described in this Section 13(a) unless prior thereto the Company and such Issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing. The Company shall not enter into any transaction of the kind referred to in this Section 13(a) if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements which, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights.

       (b)  For purposes of this Section 13, "Issuer" shall mean
  (i) in the case of any event described in Sections 13(a)(i) or
  (ii) above, the Person that is the continuing, surviving, resulting or acquiring Person (including the Company as the continuing or surviving corporation of a transaction described in
  Section 13(a)(ii) above), and (ii) in the case of any event described in Section 13(a)(iii) above, the Person that is the party receiving the greatest portion of the assets or earning power (including without limitation securities creating any obligation on the part of the Company and/or any of its Subsidiaries) transferred pursuant to such transaction or transactions; provided, however, that, in any such case, (A) if
  (1) no class of equity security of such Person is, at the time of such merger, consolidation or transaction and has been continuously over the preceding 12-month period, registered pursuant to Section 12 of the Exchange Act, and (2) such Person is a Subsidiary, directly or indirectly, of another Person, a class of equity security of which is and has been so registered, the term "Issuer" shall mean such other Person; and (B) in case such Person is a Subsidiary, directly or indirectly, of more than one Person, a class of equity security of two or more of which are and have been so registered, the term "Issuer" shall mean whichever of such Persons is the issuer of the class of equity security having the greatest aggregate market value.

       Notwithstanding the foregoing, if the Issuer in any of the events described in Section 13(a) is not a corporation or other legal entity having outstanding equity securities, then, and in each such case, (i) if the Issuer is directly or indirectly wholly owned by a corporation or other legal entity having outstanding equity securities, then all references to Common Stock of the Issuer shall be deemed to be references to the Common Stock of the corporation or other legal entity having outstanding equity securities which ultimately controls the Issuer, and (ii) if there is no such corporation or other legal entity having outstanding equity securities, (Y) proper provision shall be made so that the Issuer shall create or otherwise make available for purposes of the exercise of the Rights in accordance with the terms of this Agreement, a type or types of security or securities having a fair market value at least equal to the economic value of the Common Stock which each holder of a Right would have been entitled to receive if the Issuer had been a corporation or other legal entity having outstanding equity securities and (Z) all other provisions of this Agreement shall apply to the issuer of such securities as if such securities were Common Stock.

       (c) The Company shall not consummate any consolidation, merger, sale or transfer described in Section 13(a) unless the Issuer shall have a sufficient number of authorized shares of Common Stock (or other securities as contemplated in Section 13(b) above) which have not been issued or reserved for issuance to permit the exercise in full of the Rights in accordance with this Section 13 and unless prior to such consummation the Company and the Issuer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in subsections (a) and (b) of this Section 13 and further providing that as soon as practicable after the consummation of any such consolidation, merger, sale or transfer described in
  Section 13(a), the Issuer will (i), if legally required, prepare and file a registration statement under the Securities Act, with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, and will use its best efforts to cause such registration statement to (A) become effective as soon as practicable after such filing and (B) remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the Expiration Date;
  (ii), if legally required, take all such actions as may be appropriate under, or to ensure compliance with, the securities or "blue sky" laws of the various states in connection with the exercisability of the Rights; and (iii) deliver to holders of the Rights historical financial statements for the Issuer and each of its Affiliates which comply in all respects with the requirements for registration on Form 10 under the Exchange Act.

       (d) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

       Section 14. Fractional Rights and Fractional Shares. (a) The Company shall not be required to issue fractions of Rights or to distribute Right Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price per Right for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange, or if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board shall be used and such determination, which shall be described in a statement filed with the Rights Agent, shall be conclusive for all purposes.

       (b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided with regard to which such fractional shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this Section 14(b), the current market value of a share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

       (c) The holder of a Right by the acceptance of the Rights expressly waives the right to receive any fractional Rights or any fractional shares of Common Stock upon exercise of a Right.

       Section 15. Rights of Actions. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Stock), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Stock) may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

       Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

            (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common
  Stock;

            (b)  after the Distribution Date, the Right
  Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

            (c) the Company and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

       Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Common Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 25 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

       Section 18. Concerning the Rights Agent. The Company agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The Company also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

       The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with, its administration of this Agreement in reliance upon any Right Certificate or certificate for the Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, discretion, consent, certificate, statement or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

       Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust business of the Rights Agent or any successor Rights Agent, shall be successor to the Right Agent under this Agreement without the execution or filing of any paper or any further action the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 21 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and in all such cases such Right Certificates shall have the full force and effect provided in the Right Certificates and in this Agreement.

       In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or its changed name, and in all such cases such Right Certificates shall have the full force and effect provided in the Right Certificates and in this Agreement.

       Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by their acceptance thereof, shall be bound:

            (a)  The Rights Agent may consult with legal counsel
  (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

            (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the President, any Vice President, the Treasurer or the Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

            (c) The Rights Agent shall be liable hereunder to the Company and any other Persons only for its own negligence, bad faith or willful misconduct.

            (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except as to its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

            (e)  The Rights Agent shall not be under any
  responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Sections 11, 13, 23, or 24, or the ascertaining of the existence of facts that should requires any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after receipt of a certificate furnished pursuant to Section 12, describing such change or adjustment); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock to be issued pursuant to this Agreement or any Right Certificate or as to whether any shares of Common Stock will, when issued, be validly authorized and issued, fully paid and nonassessable.

            (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

            (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

       Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Rights Agreement and the date on and/or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than five Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application specifying the action to be taken or omitted.

            (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

            (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the company resulting from any such act, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof. The Rights Agent shall not be under any duty or responsibility to insure compliance with any applicable federal or state securities laws in connection with the issuance, transfer or exchange or Right Certificates.

       Section 21. Change of Rights Agent. The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. The Company may remove the Rights Agents or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Stock by registered or certified mail, and to the holders of the Right Certificates by first-class mail. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the

  Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (who shall, with such notice, submit his Right Certificate for inspection by the Company), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be a corporation organized and doing business under the laws of the United States or of any other state of the United States, in good standing, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million. After appointment, the successors Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose of the delivery and transfer of such property. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the holders of the Right Certificates. Failure to give any notice provided for in this
  Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

       Section 22. Issuance of New Right Certificates. Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Right Certificates evidencing Rights in such form as may be proved by the Board to reflect any adjustment or change in the Purchase Price and the number of kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

       Section 23. Redemption. (a) The Rights may be redeemed by action of the Board pursuant to paragraph (b) of this Section 23 and shall not be redeemed in any other manner.

       (b) The Board may, at its option, and as provided herein, at any time prior to the earlier of (i) the Close of Business on the fourteenth day following the Stock Acquisition Date, subject to extension by the Board as provided in Section 23(c) hereof, or
  (ii) the Close of Business on the Final Expiration Date, upon the concurrence of Directors holding a majority of the Directorships on the Board, redeem all (but not less than all) of the then outstanding Rights at a redemption price of $.005 per Right, appropriately adjusted to reflect any stock split, stock divided, combination of shares or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price"); provided, however, if the Board so authorizes redemption of the Rights after a Stock Acquisition Date, then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors. The redemption of the Rights by the Board may be made effective at such time, on such basis and with such conditions as the Board in its sole discretion may establish. Notwithstanding anything contained in this Agreement to the contrary, the Rights shall not be exercisable after the first occurrence of an event described in Section 11(a)(ii) until such time as the Company's right of redemption hereunder has expired.

       (c) The Board may, at its option and as provided herein, at any time prior to the Close of Business on the Final Expiration Date and prior to such time as the Rights are no longer redeemable by the Board, from time to time supplement or amend the Rights Agreement without approval of the holders of any Rights or the Rights Agent, to extend or shorten the period during which the Rights may be redeemed; provided, however, that after a Stock Acquisition Date, if the Board authorizes any such amendment or supplement extending or shortening the period during which the Rights may be redeemed, then there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors.

       (d) Immediately upon the action of the Board ordering the redemption of the Rights pursuant to paragraph (b) of this
  Section 23, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. The Company shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption. Within 10 days after such action of the Board ordering the redemption of the Rights pursuant to paragraph (b), as the case may be, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the transfer agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made. Neither the Company nor any of is Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this
  Section 23 or in Section 24 hereof, and other than in connection with the purchase of shares or Common Stock prior to the Distribution Date.

       Section 24. Exchange. (a) The Board may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void pursuant to the provisions of Section 11(a)(ii) hereof) for Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such exchange ratio being hereinafter referred to as the "Exchange Ratio"). Common Stock issued pursuant to this Section 24(a) shall be duly and validly authorized and issued, fully paid, nonassessable and fully tradeable shares, free and clear of any liens, encumbrances and other adverse claims and not subject to any rights of call or first refusal. Notwithstanding the foregoing, the Board shall not be empowered to effect such exchange at any time after any Person (other than the Company or any Related Person), together with all Affiliates and Associates of such Persons, becomes the Beneficial Owner of 50% or more of the shares of Common Stock then outstanding.

       (b) Immediately upon the action of the Board ordering the exchange of any Rights pursuant to subsection (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of shares of Common Stock equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange. The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of the Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Right which will be exchanged. Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

       (c) In the event that there shall not be sufficient Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

       (d) The Company shall not be required to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, the Company shall pay to the registered holders of the Right Certificates with regard to which such fractional shares would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this paragraph
  (d), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this
  Section 24.

       Section 25. Notice of Certain Events. In case, after the Distribution Date, the Company shall propose (a) to declare or pay a dividend payable in stock of any class to the holders of its Common Stock or to make any other distribution to the holders of its Common Stock (other than a regular quarterly or other periodic cash dividend), (b) to offer to the holders of its Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or stock of any class or any other securities, rights or options, (c) to effect any reclassification of its Common Stock (other than a reclassification involving only the subdivision of outstanding shares of Common Stock), (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as a whole) to, any other Person, (e) to effect the liquidation, dissolution or winding up of the Company, or (f) to effect a split-up, subdivision, combination or consolidation of the Common Stock (by reclassification or otherwise than by payment of dividends in shares of Common Stock), then, in each such case, the Company shall give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution, or offering of rights, or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation by the holders of the Common Stock, if any such date is to be fixed. Such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 10 days prior to the record date for determining holders of the Common Stock for purposes of such action and in the case of any other such action, at least 10 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Stock, whichever shall be the earlier.

       In case any of the events set forth in Section 11(a)(ii) or
  Section 13 hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) or Section 13 hereof.

       Section 26. Notices. Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

                 ImmuCell Corporation
                 56 Evergreen Drive
                 Portland, Maine 04103
                 Attention:  Secretary

  Subject to the provisions of Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

                 American Stock Transfer & Trust Co.
                 6201 15th Avenue
                 Brooklyn, NY  11219

                 (1995 ImmuCell Corporation Rights Agreement)


  Notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Rights Agent.

       Section 27. Supplements and Amendments. (a) Prior to the Distribution Date and subject to Section 23(c) and Section 27(d) hereof, if the Company so directs, the Company and the Rights Agent shall supplement or amend any provision of this Agreement in any manner which the Company may deem desirable without the approval of any holders of Right Certificates or certificates representing shares of Common Stock.

       (b)  From and after the Distribution Date and subject to
  Section 23(c) and Section 27(d) hereof, if the Company so directs, the Company and the Rights Agent shall supplement or amend this Agreement without the approval of any holders of Right Certificates or certificates representing shares of Common Stock in order to cure any ambiguity, to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, to shorten or lengthen any time period hereunder, or to supplement or amend the provisions of this Agreement in any manner which the Company may deem necessary or desirable, including, without limitation, the addition of other events requiring adjustment to the Rights under Sections 11 or 13 or procedures relating to the redemption of the Rights, which supplement or amendment shall not, in the good faith determination of the Board, adversely affect the interests of the holders of Rights Certificates other than the Acquiring Person or any Affiliate or Associate of the Acquiring Person; provided, however, that there must be Continuing Directors then in office and such authorization shall require the concurrence of a majority of such Continuing Directors and a majority of the Board and, provided further, this Agreement may not be supplemented or amended to lengthen, pursuant to the preceding parts of this sentence, a time period relating to when the Rights may be redeemed at such time as the Rights are not then redeemable, or any other time period unless such lengthening is for the purpose of protecting, enhancing or clarifying the rights of, and/or the benefits to, the holders of Rights.

       (c) Upon the delivery of a certificate from an officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights Agent shall execute such supplement or amendment; provided, however, that the failure or refusal of the Rights Agent to execute such supplement or amendment shall not affect the validity or effective date of any supplement or amendment adopted by the Company.

       (d) Without limiting the foregoing, the Company may at any time prior to such time as any Person becomes an Acquiring Person amend this Agreement to lower the thresholds set forth in Section 1(a) hereof from 15% to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding shares of Common Stock then known by the Company to be beneficially owned by any Person (other than the Company or any Related Person) and (ii) 10%. Notwithstanding anything in this Agreement to the Contrary, (i) no supplement or amendment shall be made which decreases the stated Redemption Price or the period of time remaining until the Final Expiration Date and (ii) the Rights Agent's consent must be obtained regarding any supplement or amendment pursuant to this Section which alters the Rights Agent's rights or duties, which consent shall not be unreasonably withheld.

       Section 28. Successors. All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

       Section 29. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any person or corporation other than the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Stock).

       Section 30. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

       Section 31. Governing Law. This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

       Section 32. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together but one and the same instrument.

       Section 33. Descriptive Headings. Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

  Attest:                            IMMUCELL CORPORATION


  By: /s/ Michael F. Brigham        By: /s/ Thomas C. Hatch
     Name:  Michael F. Brigham         Name:   Thomas C. Hatch
     Title: Chief Financial Officer    Title:  President and Chief
            and Treasurer                      Executive Officer



  Attest:                            AMERICAN STOCK TRANSFER &
                                     TRUST CO.


  By: /s/ Susan Silber                By: /s/ Herbert J. Lemmer
     Name:  Susan Silber                 Name: Herbert J. Lemmer
     Title: Assistant Secretary          Title: Vice President

                                                          Exhibit A


                      Form of Right Certificate


  Certificate No. R-                                _____ Rights


            NOT EXERCISABLE AFTER SEPTEMBER 19, 2005 OR
            EARLIER IF REDEMPTION OR EXCHANGE OCCURS.
            THE RIGHTS ARE SUBJECT TO REDEMPTION AT $.005
            PER RIGHT AND TO EXCHANGE ON THE TERMS SET
            FORTH IN THE RIGHTS AGREEMENT.  UNDER CERTAIN
            CIRCUMSTANCES, RIGHTS BENEFICIALLY OWNED BY
            AN ACQUIRING PERSON OR AN AFFILIATE OR AN
            ASSOCIATE OF AN ACQUIRING PERSON (AS SUCH
            TERMS ARE DEFINED IN THE RIGHTS AGREEMENT)
            AND ANY SUBSEQUENT HOLDER OF SUCH RIGHTS MAY
            BECOME NULL AND VOID.


                          Right Certificate

                        ImmuCell Corporation


       This certifies that __________________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 5, 1995 (the "Rights Agreement"), between ImmuCell Corporation, a Delaware corporation (the "Company"), and American Stock Transfer & Trust Co. (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., Eastern time, on September 19, 2005 at the office of the Rights Agent designated for such purpose, or at the office of its successor as Rights Agent, one fully paid non-assessable share of Common Stock of the Company, at a purchase price of $70.00 per share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of shares of Common Stock which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and the Purchase Price as of September 19, 1995, based on the Common Stock as constituted at such date.

       As provided in the Rights Agreement, the Purchase Price and the number and kind of securities which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events, and the Rights are subject to amendment, redemption and certain other events.

       This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

       Pursuant to the Rights Agreement, if any Person shall become an Acquiring Person, (i) any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be null and void and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of the Rights Agreement,
  (ii) no Right Certificate shall be issued pursuant to the Rights Agreement that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof, (iii) no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate, and (iv) any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person or any Associate or Affiliate thereof shall be cancelled.

       This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

       Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at its option at a redemption price of $.005 per Right or
  (ii) may be exchanged in whole or in part for shares of Common
  Stock.

       No fractional shares of Common Stock will be issued upon the exercise of any Right or Rights evidenced hereby but in lieu of issuing fractional shares of Common Stock the Company may make a cash payment, as provided in the Rights Agreement.

       No holder of this Right Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting hereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

       This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

       WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ________________, 19__.

  ATTEST:                       IMMUCELL CORPORATION


  ________________________      __________________________________


  Countersigned:

  AMERICAN STOCK TRANSFER
  & TRUST CO.


  By____________________________
       Authorized Signature

              Form of Reverse Side of Right Certificate

                         FORM OF ASSIGNMENT

          (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)


            FOR VALUE RECEIVED __________________________________
  hereby sells, assigns and transfers unto ______________________
  _______________________________________________________________
       (Please print name and address of transferees)
  _______________________________________________________________
  this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint __________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.

  Dated: ________________________, 19__.


                                ________________________________
                                Signature


  Signature Guaranteed:

       Signatures must be guaranteed by an eligible guarantor institution which is a participant in a Securities Transfer
  Association recognized program.

                    FORM OF ELECTION TO PURCHASE


         (To be executed if the registered holder desires to exercise the Right Certificate.)


  TO IMMUCELL CORPORATION

       The undersigned hereby irrevocably elects to exercise ____________________________ Rights represented by this Right Certificate to purchase the shares of Common Stock issuable upon the exercise of such Rights and requests that certificates for such Common Stock be issued in the name of:

  Please insert social security
  or other identifying number

  _________________________________________________________________
                   (Please print name and address)
  _________________________________________________________________

  If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

  Please insert social security
  or other identifying number

  _________________________________________________________________
                   (Please print name and address)
  _________________________________________________________________
  Dated: _______________, 19__.


                                ______________________________
                                Signature

  Signature Guaranteed:

       Signatures must be guaranteed by an eligible guarantor institution which is a participant in a Securities Transfer
  Association recognized program.

                             CERTIFICATE


       The undersigned hereby certifies by checking the appropriate boxes that:

       (1) the Rights evidenced by this Right Certificate [ ] are [ ] are not being exercised, sold, assigned, transferred, split up, combined or exchanged by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Person (as such terms are defined pursuant to the Rights Agreement);

       (2) after due inquiry and to the best knowledge of the undersigned, it [ ] did [ ] not acquire the Rights evidenced by this Right Certificate from any Person who is, was or subsequently became an Acquiring Person or an Affiliate or Associate of any such Person.

  Dated _____________________, 19__


                                     ______________________________
                                     Signature

  Signature Guaranteed:

                               NOTICE

       The signatures to the foregoing Assignment or the Form of Election to Purchase, as the case may be, must correspond to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

                                                          Exhibit B


                    SUMMARY OF RIGHTS TO PURCHASE
                            COMMON STOCK


       On September 5, 1995, the Board of Directors of ImmuCell Corporation (the "Company") declared a dividend of one common share purchase right (a "Right") for each of the then outstanding shares of Common Stock, par value $0.10 per share, (the "Common Stock") of the Company. The dividend is payable on September 19, 1995 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one share of Common Stock of the Company at a price of $70.00 per share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and American Stock Transfer & Trust Co., as Rights Agent (the "Rights Agent").

       Until the earlier to occur of (i) 10 days following a public announcement that, without the prior consent of the "Continuing Directors" (as such term is defined in the Rights Agreement), a person or group of affiliated or associated persons has acquired beneficial ownership of 15% or more of the outstanding shares of Common Stock (such person being referred to as the "Acquiring Person"), or (ii) 10 days (or such later date as may be determined by action of the Board of Directors prior to such time as any Person becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding shares of Common Stock (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate with a copy of this Summary of Rights attached thereto.

       The Rights Agreement provides that, until the Distribution Date, the Rights will be transferred with and only with the Common Stock. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date, upon transfer or new issuance of Common Stock, will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock, outstanding as of the Record Date, even without such notification or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Stock as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

       The Rights are not exercisable until the Distribution Date. The Rights will expire on September 19, 2005 (the "Final
  Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed by the Company, in each case as described below.

       The Purchase Price payable, and the number of shares of Common Stock or other securities or property issuable upon exercise of the Rights, are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, stock split, combination or reclassification of, the Common Stock, (ii) upon the grant to holders of Common Stock of certain rights, options or warrants to subscribe for or purchase shares of Common Stock at a price, or securities convertible into shares of Common Stock with a conversion price, less than the then current market price of the Common Stock or
  (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness, cash (excluding regular quarterly or other periodic cash dividends paid out of the earnings or retained earnings of the Company), assets, stock (other than dividends payable in shares of Common Stock) or of subscription rights or warrants (other than those referred to above).

       In the event that, after the Distribution Date, the Company should consolidate or merge with and into any other person and the Company is not the surviving company, or, if the Company should be the surviving company, all or part of the Company's Common Stock is changed or exchanged for securities of any other person or if 50% or more of its consolidated assets or earning power are sold, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current Purchase Price, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the Purchase Price. In the event that any person becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person or any Affiliate or Associate of an Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon the exercise thereof at the then current Purchase Price, that number of shares of Common Stock having a market value of two times the Purchase Price; provided, however, that Rights are not exercisable following the occurrence of such event until such time as the Rights are no longer redeemable by the Company as set forth below.

       At any time after a person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Stock, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which have become void), in whole or in part, at an exchange ratio of one share of Common Stock per Right (subject to adjustment).

       With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional shares of Common Stock will be issued, and in lieu thereof, an adjustment in cash may be made based on the market price of the Common Stock on the last trading day prior to the date of exercise.

       At any time prior to the earlier of fourteen days following the date that any person or group becomes an Acquiring Person, (subject to extension by the Board of Directors of the Company), or the Final Expiration Date, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.005 per Right (the "Redemption Price"); provided, that if the Board authorizes redemption of the Rights after the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, there must be Continuing Directors then in office and a majority of the Directors of the Board and a majority of the Continuing Directors must approve such redemption. The redemption of the Rights may be made effective at such time, on such basis and with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

       Prior to the Distribution Date, the terms of the Rights Agreement may be amended by the Board of Directors of the Company without the consent of the holders of the Rights or holders of the Common Stock. From and after the Distribution Date, the terms of the Rights Agreement may be amended by the Company without the consent of the holders of the Rights or holders of the Common Stock in any manner which the Company may deem necessary or desirable so long as such supplement or amendment does not adversely affect the interest of Rights holders (other than the Acquiring Person or any Associate or Affiliates), and provided that such supplement or amendment may not lengthen the time period for redemption of the Rights if the Rights are not then redeemable and provided that there must be Continuing Directors then in office and that a majority of the Board and a majority of the Continuing Directors must approve such amendment. The Company may at any time prior to such time as a person or group of affiliated or associated persons becomes an Acquiring Person lower the threshold for a person or group becoming an Acquiring Person from 15% to not less than the greater of (i) any percentage greater than the largest percentage of the outstanding shares of Common Stock then known to the Company to be beneficially owned by any such person or group of affiliated or associated persons and (ii) 10%. In no case shall any amendment or supplement at any time decrease the Redemption Price or the period of time remaining until the Final Expiration Date.

       Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

       A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.




  DBH806/usr2/id29/work/IMMUCELL/Rts.Agmt4